                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-04760

                              SCUDDER ADVISOR FUNDS
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       03/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Mid Cap Growth Fund

Semiannual Report to Shareholders

March 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk. Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

Classes A, B, C, Investment, R and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class, Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 28, 2002 and Class R prior to its inception on July 1, 2003 are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

At the close of business on August 31, 2000, shares of Equity Appreciation — Institutional Class merged into Institutional Class shares of Mid Cap Growth Fund. Equity Appreciation — Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation — Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Growth Fund — Institutional Class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/05
Scudder Mid Cap Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	15.51%	10.56%	4.35%	-4.47%	10.69%
Class B	15.01%	9.73%	3.53%	-5.30%	9.66%
Class C	15.11%	9.73%	3.53%	-5.30%	9.66%
Investment Class	15.49%	10.63%	4.37%	-4.46%	10.70%
Class R	15.38%	10.25%	4.02%	-4.75%	10.39%
Institutional Class	15.67%	10.85%	4.66%	-4.06%	10.98%
Russell Midcap Growth Index+	12.04%	8.31%	6.19%	-7.30%	9.91%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Mid Cap Growth Fund — Class A [] Russell Midcap Growth Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/05
Scudder Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,420	$10,709	$7,498	$26,022
	Average annual total return	4.20%	2.31%	-5.60%	10.04%
Class B	Growth of $10,000	$10,673	$10,898	$7,541	$25,143
	Average annual total return	6.73%	2.91%	-5.49%	9.66%
Class C	Growth of $10,000	$10,973	$11,098	$7,616	$25,143
	Average annual total return	9.73%	3.53%	-5.30%	9.66%
Russell Midcap Growth Index+	Growth of $10,000	$10,831	$11,976	$6,844	$25,729
	Average annual total return	8.31%	6.19%	-7.30%	9.91%

The growth of $10,000 is cumulative.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] Scudder Mid Cap Growth Fund — Investment Class [] Russell Midcap Growth Index+

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$11,063	$11,370	$7,961	$27,629
	Average annual total return	10.63%	4.37%	-4.46%	10.70%
Class R	Growth of $10,000	$11,025	$11,254	$7,840	$26,871
	Average annual total return	10.25%	4.02%	-4.75%	10.39%
Russell Midcap Growth Index+	Growth of $10,000	$10,831	$11,976	$6,844	$25,729
	Average annual total return	8.31%	6.19%	-7.30%	9.91%
Scudder Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,108,500	$1,146,300	$812,800	$2,833,900
	Average annual total return	10.85%	4.66%	-4.06%	10.98%
Russell Midcap Growth Index+	Growth of $1,000,000	$1,083,100	$1,197,600	$684,400	$2,572,900
	Average annual total return	8.31%	6.19%	-7.30%	9.91%

The growth of $10,000/$1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Net Asset Value: 3/31/05	$ 13.93	$ 13.64	$ 13.64	$ 13.94	$ 13.88	$ 14.10
9/30/04	$ 12.06	$ 11.86	$ 11.85	$ 12.07	$ 12.03	$ 12.19
Investment Class Lipper Rankings — Mid-Cap Growth Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	85	of	530	17
3-Year	142	of	426	34
5-Year	100	of	288	35
10-Year	33	of	110	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/05
Scudder Mid Cap Growth Fund	6-Months*	1-Year	3-Year	5-Year	10-Year
Class S	15.49%	10.63%	4.37%	-4.46%	10.70%
Russell Midcap Growth Index+	12.04%	8.31%	6.19%	-7.30%	9.91%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value
Class S
Net Asset Value: 3/31/05	$ 13.93
2/1/05 (commencement of operations for Class S)	$ 13.66

Growth of an Assumed $10,000 Investment
[] Scudder Mid Cap Growth Fund — Class S [] Russell Midcap Growth Index+

Comparative Results as of 3/31/05
Scudder Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,063	$11,370	$7,961	$27,629
	Average annual total return	10.63%	4.37%	-4.46%	10.70%
Russell Midcap Growth Index+	Growth of $10,000	$10,831	$11,976	$6,844	$25,729
	Average annual total return	8.31%	6.19%	-7.30%	9.91%

The growth of $10,000 is cumulative.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Mid Cap Growth Fund (the "Fund"), you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class B	Class C	Investment Class	Class R	Class S	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,155.10	$ 1,150.10	$ 1,151.10	$ 1,154.90	$ 1,153.80	$ 1,019.80	$ 1,156.70
Expenses Paid per $1,000*	$ 6.72	$ 10.72	$ 10.73	$ 6.72	$ 8.05	$ 1.99	$ 5.38

Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class R	Class S	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,018.70	$ 1,014.96	$ 1,014.96	$ 1,018.70	$ 1,017.45	$ 1,005.97	$ 1,019.95
Expenses Paid per $1,000*	$ 6.29	$ 10.05	$ 10.05	$ 6.29	$ 7.54	$ 1.98	$ 5.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365. For Class S shares the average account value over the period was multiplied by the number of days since commencement (February 1, 2005), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class R	Class S	Institutional Class
Scudder Mid Cap Growth Fund	1.25%	2.00%	2.00%	1.25%	1.50%	1.24%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers Samuel A. Dedio and Robert S. Janis discuss Scudder Mid Cap Growth Fund's market environment, performance and strategy during the six-month period ended March 31, 2005. Scudder Dynamic Growth Fund merged into Scudder Mid Cap Growth Fund on December 17, 2004. On August 20, 2004, Scudder Mid Cap Fund changed its name to Scudder Mid Cap Growth Fund. In conjunction with the name change, the fund's benchmark was changed from the S&P Midcap 400 Index to the Russell Midcap Growth Index to better reflect the fund's investment strategy.

Q:  How did Scudder Mid Cap Growth Fund perform during its most recent semiannual period?

A:  For the six-month period, Scudder Mid Cap Growth Fund Class A shares posted a 15.51% total return. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.) The fund outperformed both the 12.04% return of the Russell Midcap Growth Index and the 9.86% return of the Lipper Mid-Cap Growth Funds category.1

1 Source: Lipper Inc. The Lipper Mid-Cap Growth Funds category represents funds that invest at least 75% of their assets in the stocks of mid-size companies with above-average earnings and sales. It is not possible to invest directly in an index or a Lipper category.

Q:  What were the best and worst stock performers for the fund?

A:  During the six-month period, the fund benefited from both its overweight and stock selection in specialty retail, driven mainly by our positions in Chico's FAS Inc. and Urban Outfitters, Inc.2 Chico's FAS is a retailer of private-label women's clothing, accessories and nonclothing gift items under the Chico's and White House brand names. Urban Outfitters offers fashion apparel, accessories and home goods under the Urban Outfitters, Anthropologie and Free People brands. In addition, the fund benefited from strong stock selection in metals and mining through our investment in Peabody Energy Corp., whose principal activity is to mine coal for sale to electric utilities. Peabody also carries out other mining activities, including gold mining and the operation of related energy businesses such as coal trading, coal bed methane production, transportation-related services, third-party coal contract restructuring and participation in the development of coal-based generating plants. We continue to hold all three securities.

2 "Overweight" means the fund holds a higher weighting in a given sector than the benchmark index. "Underweight" means the fund holds a lower weighting in a given sector than the benchmark index.

Detractors from performance during the period included our underweight in energy equipment and services and unfavorable stock selection in textiles, apparel and luxury goods. The share price of Fossil, Inc., one of our key holdings in the latter industry, suffered over the period following the company's announcement of weakness in its domestic Fossil-branded product (later shown to be offset by growth in other product areas). Unfavorable stock selection in the containers and packaging industry also dragged on performance. An example is Packaging Corp. of America, which manufactures and sells containerboard and corrugated products in the United States. The company's share price declined following the announcement that manufacturing costs would be higher with the advent of colder weather. We remain confident in the fundamental value of Fossil and Packaging Corp. of America, and we continue to hold both securities.

Q:  What impact did sector positioning and stock selection have on the fund's results?

A:  We are pleased to report that stock selection strongly benefited the fund during the six-month period and drove the fund's outperformance of its benchmark. In general, the fund's holdings in financials, health care and consumer discretionary outpaced their counterparts in the benchmark. Energy was the only fund sector in which stock selection detracted from performance. By contrast, sector allocation hurt performance during the period. While the fund was helped by its overweight in consumer discretionary and underweight in industrials, underweights in utilities and information technology as well as an overweight in energy detracted from returns.

Q:  What were the major factors affecting stock market performance during the period?

A:  Over the six-month period ended March 31, mid-cap stocks led the domestic market in performance, followed by small caps and large caps; the Russell Midcap Index returned 13.37%, while the Russell 2000 Index (small-cap stocks) and Russell 1000 Index (large-cap stocks) returned 8.00% and 7.71%, respectively.3 During the fourth quarter of 2004, as headlines were dominated by the US presidential elections, rising oil prices and the Iraqi situation, the US economy continued on a steady growth path. The equity markets as a whole finished 2004 with strong performance across all size segments. During the first quarter of 2005, investors focused on quality — seeking lower price-to-earnings and higher return on equity — and expressed their preference for larger stocks.4,5 Market factors during the first quarter included higher interest rates (as the Federal Reserve raised interest rates two times), higher oil prices, inflationary pressures and a general lack of appetite for small-cap funds.

3 The Russell Midcap Index represents the mid-cap segment of the US equity universe and includes the smallest 800 securities in the Russell 1000. The Russell 2000 Index is an unmanaged index that tracks the common-stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index is an unmanaged, price-only index of the 1,000 largest-capitalized companies that are domiciled in the United States and whose common stocks are traded there. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

4 Price-to-earnings ratio (P/E) is the price of a stock divided by its earnings per share and is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per-share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

5 Return on equity (ROE) is the amount, expressed as a percentage, earned on a company's common stock investment for a given period. ROE is calculated by dividing net income by net worth (common stock equity), and essentially, ROE tells stockholders how effectively their money is being employed by the company whose stock they hold.

Recent economic data have had a somewhat "softer" tone, with payroll growth slowing in March, consumer confidence ticking down and jobless claims edging up. However, this slight cooldown follows a period of strong economic data. On balance, the economy still seems to be expanding reasonably well. The labor market continues to strengthen slowly, consumer demand remains firm and business investment seems robust, allaying fears that firms might retrench after the "accelerated depreciation" federal corporate tax provision (which had temporarily expanded tax write-offs for some businesses) expired at the end of 2004.

Looking ahead, we remain cautiously upbeat on growth prospects. Energy prices have moved higher, which may crimp spending, while interest rates have also edged up. The stock market has been treading water, and the dollar has firmed slightly. But current energy prices will likely exert only a moderate drag on activity, and financial conditions remain accommodative, with interest rates still low, credit spreads narrow and capital readily available.6 Further, the strong underlying trend in productivity growth seems intact, which should continue to buoy perceptions of future income and profit prospects.

6 Yield spread, or credit spread, is the difference in yield between non-Treasury bonds, such as corporate bonds or mortgage-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow," for example, it typically means that yields have been declining and prices rising compared with Treasury bonds of similar maturity. If yield spreads are "wide," it means that yields have been rising and prices falling in relation to the equivalent Treasury issue.

On the inflation front, prices for goods and services continue to edge up, but we expect price increases to remain within acceptable bands. There still seems to be additional underlying capacity for growth within the economy, as evidenced by a lack of wage growth. In addition, companies' profit margins are generally wide. Thus, if wage costs accelerate, competition may prevent firms from passing on these costs to consumers in the form of higher prices. Still, there is less economic slack than a year ago, inflation expectations have inched up, overall economic policy remains stimulative and higher energy/import prices may continue to seep into core consumer price levels. All told, our base case is still for gradually increasing economic growth. Growth could be even stronger if energy prices recede or if businesses shed whatever lingering caution they are still harboring from the post-boom years.

Q:  In light of the results for the most recent period, how do you view the investment markets at present?

A:  The current backdrop of solid growth, moderate inflation and modest increases in interest rates seems generally supportive of equities. However, even if our analysis is correct, the market's current expectation for corporate earnings seems too optimistic, especially if profit margins flatten and begin to narrow, as we are predicting. The recent struggles of the equity markets, however, suggest that earnings expectations are beginning to come down to more realistic levels, partly because of the recent increases in energy prices.

We believe that the equity market will continue to be a stock picker's market, one where investors reward quality growth companies that have strong fundamentals. We continue to adhere to our fundamental, valuation-sensitive investment process, and we are optimistic that our process will continue to work well in the current market environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	3/31/05	9/30/04

Common Stocks	97%	95%
Cash Equivalents	3%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/05	9/30/04

Health Care	24%	22%
Consumer Discretionary	24%	25%
Information Technology	22%	21%
Financials	8%	9%
Industrials	6%	5%
Energy	5%	7%
Materials	5%	7%
Consumer Staples	4%	2%
Telecommunication Services	2%	2%
	100%	100%

Ten Largest Equity Holdings at March 31, 2005 (25.6% of Net Assets)
1. Triad Hospitals, Inc. Provider of health care services through its ambulatory surgery centers	3.0%
2. Community Health Systems, Inc. Provider of acute health care services in non-urban communities	2.8%
3. Urban Outfitters, Inc. Operator of retail and wholesale merchandise to customer niches	2.8%
4. Cognos, Inc. Software manufacturer and distributor	2.7%
5. Coventry Health Care, Inc. Provider of managed health care services	2.5%
6. Polo Ralph Lauren Corp. Designer and marketer of apparel, accessories, and fragrances	2.5%
7. Celgene Corp. Producer of pharmaceuticals	2.4%
8. The Cheesecake Factory, Inc. Operator of casual dining restaurants	2.4%
9. Chico's FAS, Inc. Seller of women's clothing and accessories	2.3%
10. Converse Technologies, Inc. Designer of software for multimedia communications	2.2%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 23.0%
Hotels Restaurants & Leisure 6.5%
P.F. Chang's China Bistro, Inc.* (c)	302,400	18,083,520
Station Casinos, Inc.	301,900	20,393,345
The Cheesecake Factory, Inc.*	622,350	22,062,308
		60,539,173
Household Durables 1.9%
Harman International Industries, Inc. (c)	197,600	17,479,696
Specialty Retail 7.2%
Aeropostale, Inc.*	612,300	20,052,825
Chico's FAS, Inc.*	772,600	21,833,676
Urban Outfitters, Inc.*	542,900	26,042,913
		67,929,414
Textiles, Apparel & Luxury Goods 7.4%
Columbia Sportswear Co.*	249,700	13,291,531
Fossil, Inc.*	588,100	15,246,492
Polo Ralph Lauren Corp.	595,500	23,105,400
Quicksilver, Inc.*	625,400	18,155,362
		69,798,785
Consumer Staples 3.4%
Beverages 1.2%
Constellation Brands, Inc. "A"*	218,400	11,546,808
Household Products 2.2%
Jarden Corp.*	455,300	20,889,164
Energy 5.1%
Energy Equipment & Services 3.5%
Alpha Natural Resources, Inc.*	117,000	3,354,390
BJ Services Co.	191,200	9,919,456
FMC Technologies, Inc.* (c)	254,100	8,431,038
Rowan Companies, Inc.	358,300	10,723,919
		32,428,803
Oil & Gas 1.6%
Ultra Petroleum Corp.*	300,100	15,245,080
Financials 7.9%
Capital Markets 5.3%
E*TRADE Financial Corp.*	1,354,900	16,258,800
Investors Financial Services Corp.	320,000	15,651,200
Legg Mason, Inc.	228,650	17,866,711
		49,776,711
Diversified Financial Services 2.6%
Calamos Asset Management, Inc. "A"	460,200	12,388,584
The First Marblehead Corp.*	200,700	11,546,271
		23,934,855
Health Care 23.5%
Biotechnology 5.1%
Charles River Laboratories International, Inc.*	346,900	16,318,176
Genzyme Corp.*	287,800	16,473,672
Invitrogen Corp.* (c)	211,900	14,663,480
		47,455,328
Health Care Equipment & Supplies 5.7%
Beckman Coulter, Inc.	237,500	15,781,875
C.R. Bard, Inc.	196,200	13,357,296
Fisher Scientific International, Inc.*	267,900	15,248,868
PerkinElmer, Inc.	414,700	8,555,261
		52,943,300
Health Care Providers & Services 9.6%
Community Health Systems, Inc.*	749,400	26,161,554
Coventry Health Care, Inc.*	347,400	23,671,836
DaVita, Inc.*	294,500	12,324,825
Triad Hospitals, Inc.*	560,700	28,091,070
		90,249,285
Pharmaceuticals 3.1%
Amylin Pharmaceuticals, Inc.*	401,700	7,025,733
Celgene Corp.* (c)	653,200	22,241,460
		29,267,193
Industrials 6.1%
Construction & Engineering 1.0%
Chicago Bridge & Iron Co., NV (New York Shares)	222,600	9,801,078
Machinery 3.4%
Oshkosh Truck Corp.	241,200	19,775,988
Terex Corp.*	282,700	12,240,910
		32,016,898
Road & Rail 1.7%
Heartland Express, Inc.	820,750	15,717,362
Information Technology 21.4%
Communications Equipment 3.7%
Comverse Technologies, Inc.*	831,100	20,960,342
Foundry Networks, Inc.*	1,376,400	13,626,360
		34,586,702
Computers & Peripherals 4.6%
Avid Technology, Inc.*	292,200	15,813,864
NCR Corp.*	287,500	9,700,250
QLogic Corp.*	427,300	17,305,650
		42,819,764
Internet Software & Services 3.9%
Check Point Software Technologies Ltd.*	765,500	16,641,970
VeriSign, Inc.*	712,000	20,434,400
		37,076,370
IT Consulting & Services 1.2%
Cognizant Technology Solutions Corp. "A"*	256,000	11,827,200
Semiconductors & Semiconductor Equipment 5.3%
International Rectifier Corp.*	334,400	15,215,200
Linear Technology Corp.	518,800	19,875,228
NVIDIA Corp.*	600,800	14,275,008
		49,365,436
Software 2.7%
Cognos, Inc.*	598,000	25,080,120
Materials 4.3%
Containers & Packaging 2.1%
Packaging Corp. of America	805,200	19,558,308
Metals & Mining 2.2%
Peabody Energy Corp.	446,400	20,695,104
Telecommunication Services 2.2%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"* (c)	941,100	20,666,556
Total Common Stocks (Cost $696,666,172)		908,694,493

Preferred Stocks 0.0%
Information Technology 0.0%
Software
FusionOne "D"* (f)	690,608	27,624
Telecommunication Services 0.0%
Diversified Telecommunication Services
Convergent Networks, Inc. "D"* (f)	345,565	20,735
Total Preferred Stocks (Cost $3,750,001)		48,359

Securities Lending Collateral 4.8%
Daily Assets Fund Institutional, 2.83% (d) (e) (Cost $44,803,500)	44,803,500	44,803,500

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $30,759,831)	30,759,831	30,759,831
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $775,979,504) (a)	105.0	984,306,183
Other Assets and Liabilities, Net	(5.0)	(47,136,576)
Net Assets	100.0	937,169,607

* Non-income producing security.

(a) The cost for federal income tax purposes was $776,213,582. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was 208,092,601. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $224,426,616 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,334,015.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2005 amounted to $43,335,932, which is 4.6% of net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Securities	Acquisition Date	Acquisition Cost	Value ($)	Value as % of Net Assets
Convergent Networks, Inc. "D"	September 2000	—	20,734	0.002%
FusionOne "D"	October 2000	3,750,001	27,624	0.003%
Total Restricted Securities			48,358	0.005%

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $700,416,173) — including $43,335,932 of securities loaned	$ 908,742,852
Investment in Daily Assets Fund Institutional (cost $44,803,500)*	44,803,500
Investment in Scudder Cash Management QP Trust (cost $30,759,831)	30,759,831
Total investments in securities, at value (cost $775,979,504)	984,306,183
Cash	13,356
Receivable for investments sold	8,380,869
Receivable for Fund shares sold	480,961
Dividends receivable	295,081
Interest receivable	60,048
Other assets	18,390
Total assets	993,554,888
Liabilities
Payable for investments purchased	9,330,906
Payable for Fund shares redeemed	1,108,377
Payable upon return of securities loaned	44,803,500
Accrued investment advisory fee	370,790
Other accrued expenses and payables	771,708
Total liabilities	56,385,281
Net assets, at value	$ 937,169,607
Net Assets
Accumulated net investment loss	(3,010,837)
Net unrealized appreciation (depreciation) on investments	208,326,679
Accumulated net realized gain (loss)	(38,058,797)
Paid-in capital	769,912,562
Net assets, at value	$ 937,169,607

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($476,215,523 ÷ 34,183,809 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 13.93
Maximum offering price per share (100 ÷ 94.25 of $13.93)	$ 14.78

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,783,493 ÷ 2,402,787 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 13.64

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($17,965,569 ÷ 1,317,031 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 13.64
Investment Class Net Asset Value, offering and redemption price(a) per share ($34,663,800 ÷ 2,487,263 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 13.94
Class R Net Asset Value, offering and redemption price(a) per share ($901,193 ÷ 64,911 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 13.88
Class S Net Asset Value, offering and redemption price(a) per share ($250,291 ÷ 17,962 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 13.93
Institutional Class Net Asset Value, offering and redemption price(a) per share ($374,389,738 ÷ 26,554,273 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 14.10

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,003)	$ 1,279,393
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	138,847
Interest — Scudder Cash Management QP Trust	299,277
Total Income	1,717,517
Expenses: Investment advisory fee	2,560,010
Administrator service fee	1,657,055
Distribution and shareholder servicing fees	655,399
Auditing	20,755
Legal	14,130
Trustees' fees and expenses	16,382
Reports to shareholders	41,048
Registration fees	21,242
Other	9,120
Total expenses, before expense reductions	4,995,141
Expense reductions	(269,141)
Total expenses, after expense reductions	4,726,000
Net investment income (loss)	(3,008,483)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	35,351,074
Net unrealized appreciation (depreciation) during the period on investments	71,513,262
Net gain (loss) on investment transactions	106,864,336
Net increase (decrease) in net assets resulting from operations	$ 103,855,853

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
Operations: Net investment income (loss)	$ (3,008,483)	$ (4,744,171)
Net realized gain (loss) on investment transactions	35,351,074	27,390,333
Net unrealized appreciation (depreciation) during the period on investment transactions	71,513,262	6,813,260
Net increase (decrease) in net assets resulting from operations	103,855,853	29,459,422
Fund share transactions: Proceeds from shares sold	54,489,537	134,025,487
Net assets acquired in tax-free reorganization	242,734,088	—
Cost of shares redeemed	(85,113,781)	(123,552,196)
Redemption fees	3,110	—
Net increase (decrease) in net assets from Fund share transactions	212,112,954	10,473,291
Increase (decrease) in net assets	315,968,807	39,932,713
Net assets at beginning of period	621,200,800	581,268,087
Net assets at end of period (including accumulated net investment loss of $3,010,837 and $2,354, respectively)	$ 937,169,607	$ 621,200,800

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.06	$ 11.46	$ 9.31	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.10)	(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.93	.70	2.23	(2.17)
Total from investment operations	1.87	.60	2.15	(2.18)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 13.93	$ 12.06	$ 11.46	$ 9.31
Total Return (%)[d]	15.51**	5.24	23.09	(18.97)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	476	242	212.6
Ratio of expenses before expense reductions (%)	1.31*	1.35	1.34	1.48*
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25	1.25*
Ratio of net investment income (loss) (%)	(.82)*	(.86)	(.74)	(.63)*
Portfolio turnover rate (%)	93*	116	82	120[e]

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended September 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.86	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.19)	(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.88	.70	2.21	(2.17)
Total from investment operations	1.78	.51	2.06	(2.20)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 13.64	$ 11.86	$ 11.35	$ 9.29
Total Return (%)[d]	15.01**	4.49	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	9	6.3
Ratio of expenses before expense reductions (%)	2.06*	2.10	2.09	2.22*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.57)*	(1.61)	(1.49)	(1.38)*
Portfolio turnover rate (%)	93*	116	82	120[e]

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended September 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.85	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.19)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.89	.69	2.22	(2.17)
Total from investment operations	1.79	.50	2.06	(2.20)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 13.64	$ 11.85	$ 11.35	$ 9.29
Total Return (%)[d]	15.11**	4.41	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	8	5.1
Ratio of expenses before expense reductions (%)	2.06*	2.10	2.09	2.20*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.57)*	(1.61)	(1.49)	(1.38)*
Portfolio turnover rate (%)	93*	116	82	120[e]

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.07	$ 11.46	$ 9.31	$ 10.66	$ 17.57	$ 14.77
Income (loss) from investment operations:
Net investment income (loss)	(.05)[b]	(.11)[b]	(.08)[b]	(.06)[b]	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.92	.72	2.23	(1.29)	(6.41)	6.79
Total from investment operations	1.87	.61	2.15	(1.35)	(6.44)	6.73
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.47)	(3.93)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 13.94	$ 12.07	$ 11.46	$ 9.31	$ 10.66	$ 17.57
Total Return (%)[c]	15.49**	5.32	23.09	(12.66)	(37.26)	53.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	35	36	29	36	48
Ratio of expenses before expense reductions (%)	1.31*	1.35	1.34	1.39[d]	1.43[d]	1.70[d]
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25	1.25[d]	1.25[d]	1.25[d]
Ratio of net investment income (loss) (%)	(.82)*	(.86)	(.74)	(.55)	(.21)	(.40)
Portfolio turnover rate (%)	93*	116	82	120[e]	251	146

[a] For the six months ended March 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Years Ended September 30,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.03	$ 11.45	$ 10.78
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	(.13)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.92	.71	.70
Total from investment operations	1.85	.58	.67
Redemption fees	.00***	—	—
Net asset value, end of period	$ 13.88	$ 12.03	$ 11.45
Total Return (%)[d]	15.38**	5.07	6.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.9	.5	.01
Ratio of expenses, before expense reductions (%)	1.56*	1.60	1.59*
Ratio of expenses, after expense reductions (%)	1.50*	1.50	1.50*
Ratio of net investment income (loss) (%)	(1.07)*	(1.11)	(1.12)*
Portfolio turnover rate (%)	93*	116	82

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.66
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.29
Total from investment operations	.27
Redemption fees	.00***
Net asset value, end of period	$ 13.93
Total Return (%)[c]	1.98**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses before expense reductions (%)	1.30*
Ratio of expenses after expense reductions (%)	1.24*
Ratio of net investment income (loss) (%)	(.77)*
Portfolio turnover rate (%)	93*

[a] For the period February 1, 2005 (commencement of operations of Class S shares) to March 31, 2005 (Unaudited).

[b] Based on average shares outstanding during period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.19	$ 11.55	$ 9.36	$ 10.69	$ 17.57	$ 18.60
Income (loss) from investment operations: Net investment income (loss)	(.04)[c]	(.08)[c]	(.05)[c]	(.04)[c]	.01	(.00)***
Net realized and unrealized gain (loss) on investment transactions	1.95	.72	2.24	(1.29)	(6.42)	(1.03)
Total from investment operations	1.91	.64	2.19	(1.33)	(6.41)	(1.03)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.47)	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 14.10	$ 12.19	$ 11.55	$ 9.36	$ 10.69	$ 17.57
Total Return (%)[d]	15.67**	5.54	23.40	(12.44)	(37.15)	55.50e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	374	328	323	164	231	414
Ratio of expenses before expense reductions (%)	1.06*	1.10	1.09	1.14[f]	1.18[f]	1.45f*
Ratio of expenses after expense reductions (%)	1.00*	1.00	1.00	1.00[f]	1.00[f]	1.00f*
Ratio of net investment income (loss) (%)	(.57)*	(.61)	(.49)	(.30)	.04	(.17)*
Portfolio turnover rate (%)	93*	116	82	120[g]	251	146

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period August 31, 2000 (commencement of operations of Institutional Class shares) to September 30, 2000.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] At the close of business on August 31, 2000, shares of Equity Appreciation — Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation — Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation — Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Growth Fund — Institutional Class.

[f] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

[g] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Mid Cap Growth Fund ("Scudder Mid Cap Growth Fund" or the "Fund") is a diversified series of Scudder Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On February 1, 2005, the Fund commenced offering Class S shares. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004 the Fund had a net tax basis capital loss carryforward of approximately $73,176,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($43,846,000) and September 30, 2011 ($29,330,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Section 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $356,937,435 and $385,782,226, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. For the period October 1, 2004 through December 19, 2004, the investment advisory fee payable under the Investment Advisory Agreement was equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective December 20, 2005 the new investment advisory fee was computed and accrued daily and payable monthly at the following rates:

First $500 million of the Fund's average daily net assets	.65%
Next $1.0 billion of such net assets	.60%
Next $10 billion of such net assets	.55%
Over $11.5 billion of such net assets in excess of	.51%

For the six months ended March 31, 2005, the Advisor and Administrator have agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Class S	1.25%
Institutional Class	1.00%

Accordingly, for the six months ended March 31, 2005, the Advisor waived a portion of its fee pursuant to an Expense Limitation Agreement aggregating $184,229 and the amount imposed aggregated $2,375,781, which was equivalent to an annualized effective rate of 0.59% of the Fund's average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for Investment Class and Class S shares and 0.40% of average daily net assets for Class A, B, C, R and Institutional Class shares for the Fund, computed and accrued daily and payable monthly. For the six months ended March 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2005
Class A	$ 754,394	$ 29,400	$ 250,538
Class B	45,632	110	16,027
Class C	27,238	625	8,508
Investment Class	116,049	4,280	24,733
Class R	1,378	80	263
Class S	78	—	74
Institutional Class	712,286	43,801	138,704
	$ 1,657,055	$ 78,296	$ 438,847

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class A	$ 471,501	$ 102,310
Class B	85,560	21,489
Class C	51,071	11,590
Class R	861	179
	$ 608,993	$ 135,568

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and R shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2005	Annualized Effective Rate
Class B	$ 28,520	$ 7,215.25%
Class C	17,024	3,876.25%
Class R	862	399.25%
	$ 46,406	$ 11,490

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2005 aggregated $9,744.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2005, the CDSC for the Fund's Class B and C shares was $45,558 and $547, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2005, SDI received none.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportions to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $102 and $348, respectively.

D. Expense Reductions

For the six months ended March 31, 2005, the Advisor agreed to reimburse the Fund $6,616, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,697,184	$ 22,976,285	5,005,161	$ 61,358,856
Class B	137,857	1,835,695	411,481	4,998,080
Class C	128,278	1,692,890	369,612	4,482,963
Investment Class	311,349	4,224,440	1,038,822	12,914,435
Class R	30,415	402,983	51,208	641,498
Class S*	18,143	253,357	—	—
Institutional Class	1,679,227	23,103,887	3,966,633	49,629,655
		$ 54,489,537		$ 134,025,487
Shares issued in tax-free reorganization**
Class A	15,393,444	$ 207,041,826	—	$ —
Class B	1,941,884	25,632,868	—	—
Class C	745,580	9,841,651	—	—
Institutional Class	15,999	217,743	—	—
		$ 242,734,088		$ —
Shares redeemed
Class A	(2,966,301)	$ (40,211,877)	(3,425,472)	$ (41,659,852)
Class B	(394,539)	(5,253,255)	(243,496)	(2,900,383)
Class C	(195,561)	(2,580,069)	(140,402)	(1,673,460)
Investment Class	(685,103)	(9,257,338)	(1,315,522)	(16,079,780)
Class R	(4,450)	(59,310)	(13,190)	(161,109)
Class S*	(181)	(2,526)	—	—
Institutional Class	(2,064,533)	(27,749,406)	(4,966,118)	(61,077,612)
		$ (85,113,781)		$ (123,552,196)
Redemption fees		$ 3,110
Net increase (decrease)
Class A	14,124,327	$ 189,809,344	1,579,689	$ 19,699,004
Class B	1,685,202	22,215,308	167,985	2,097,697
Class C	678,297	8,954,472	229,210	2,809,503
Investment Class	(373,754)	(5,032,898)	(276,700)	(3,165,345)
Class R	25,965	343,673	—	—
Class S*	17,962	250,831	—	—
Institutional Class	(369,307)	(4,427,776)	(999,485)	(11,447,957)
		$ 212,112,954		$ 10,473,291

* For the period February 1, 2005 (commencement of operations of Class S shares) to March 31, 2005.

** On December 17, 2004, the Scudder Dynamic Growth Fund was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Dynamic Growth Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 60,989,394 Class A shares, 8,905,772 Class B shares, 3,342,832 Class C shares and 60,320 Institutional Class shares of Scudder Dynamic Growth Fund, respectively, for 15,393,444 Class A shares, 1,941,884 Class B shares, 745,580 Class C shares and 15,999 Institutional Class shares of Scudder Mid Cap Growth Fund, respectively, outstanding on December 17, 2004. Scudder Dynamic Growth Fund net assets at that date, $242,734,088, including $46,994,955 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $685,515,668. The combined net assets of the Fund immediately following the acquisition were $928,249,756.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Scudder Mid Cap Growth Fund
Class A	Nasdaq Symbol	SMCAX
	CUSIP Number	81111R 882
Class B	Nasdaq Symbol	SMCBX
	CUSIP Number	81111R 874
Class C	Nasdaq Symbol	SMCCX
	CUSIP Number	81111R 866
Class R	Nasdaq Symbol	SMCRX
	CUSIP Number	81111R 726
Class S*	Nasdaq Symbol	SMCSX
	CUSIP Number	81111R 668
Investment Class	Nasdaq Symbol	BTCAX
	CUSIP Number	81111R 841
Institutional Class	Nasdaq Symbol	BTEAX
	CUSIP Number	81111R 858

* Scudder Mid Cap Growth Fund Class S shares commenced operations on February 2, 2005.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Mid Cap Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Mid Cap Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 31, 2005